UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2003

Commission File Number 1-5097

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)	39-0380010 (I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, Wisconsin (Address of principal executive offices)	53201 (Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM 5 OTHER EVENTS

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated June 4, 2003 reporting that the registrant plans to acquire Borg Instruments AG, a privately-held automobile-electronics firm, in an all-cash transaction.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

99	Press release issued by the registrant on June 4, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ John P. Kennedy John P. Kennedy Senior Vice President, Secretary and General Counsel

Date: June 9, 2003

2

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued by the registrant on June 4, 2003.